THRIVENT MUTUAL FUNDS

Supplement to Statement of Additional Information (SAI) dated February 28, 2012 with respect to

Thrivent Partner Worldwide Allocation Fund

Effective July 27, 2012, pages 58, 61 and 70 of the SAI are amended to reflect the hiring of DuPont Capital Management Corporation (“DuPont Capital”) as an additional subadviser to Thrivent Partner Worldwide Allocation Fund.

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The first paragraph on page 58 of the SAI is deleted in its entirety and replaced with the following:

Thrivent Partner Worldwide Allocation Fund

Investment decisions for Thrivent Partner Worldwide Allocation Fund are made by Mercator Asset Management LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), DuPont Capital Management Corporation (“DuPont Capital”), Victory Capital Management Inc. (“Victory”) and Goldman Sachs Asset Management, L.P. (“GSAM”). Mercator is located at 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and was founded in 1984. Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2011, Mercator managed approximately $5.5 billion in assets including separate accounts, commingled funds and a mutual fund. Principal is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a direct wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $242.2 billion in assets under management as of December 31, 2011. Aberdeen is located at 10 Queen’s Terrance, Aberdeen, United Kingdom AB10 1YG and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $270,252.06 million in assets as of December 31, 2011 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. DuPont Capital is located at One Righter Parkway, Suite 3200, Wilmington, Delaware 19803. It is a wholly owned subsidiary of the E. I. du Pont de Nemours and Company and is an independent registered investment adviser with a broadly diversified product offering. DuPont Capital was established in 1975 and became an SEC-registered investment adviser in 1993. As of December 31, 2011, DuPont Capital managed approximately $25.9 billion in assets, including separate accounts and mutual funds. Victory is located at 127 Public Square, Cleveland, OH 44114 and, through predecessor firms, was organized in 1894. Victory began managing tax-exempt assets in 1912 and, as of December 31, 2011 Victory managed approximately $26.5 billion in assets. GSAM is located at 200 West Street, New York, New York 10282-2198. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2011, GSAM, including its investment advisory affiliates, had assets under management of approximately $705,840.3 million.

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The following paragraphs are added on page 61 of the SAI before the heading “Victory Portfolio Manager”.

DuPont Capital Portfolio Manager

Other Accounts Managed by DuPont Portfolio Manager

The following table provides information relating to other accounts managed by Rafi Zaman as of December 31, 2011:

	Total Number of Accounts Managed	Total Assets
• registered investment companies	2	170.8 million
• other pooled investment vehicles	0	0
• other accounts	9	1,847.6 million

None of the accounts listed above have performance-based advisory fees.

Compensation

DuPont Capital’s compensation package for its portfolio managers is comprised of: (1) base salaries in line with the salaries of other large investment management firms; (2) variable, performance-based cash compensation that can be a significant portion of total cash compensation; and (3) long-term compensation. Compensation is paid based on overall performance, individual efforts and support of overall firm initiatives. On a semiannual basis, a performance review is held between professionals and managers to continually measure performance against a set of identified objectives. Portfolio managers are eligible to participate in the employee benefit plans offered by DuPont Capital’s parent, including health care and a defined contribution plan with matching grants.

On January 1, 2006, DuPont Capital implemented a long-term compensation plan based on the growth of DuPont Capital’s revenues. This plan was put in place in order to attract and retain investment talent at DuPont Capital and is directly tied to the growth of DuPont Capital’s business. This long-term incentive compensation plan is competitive with plans of other asset management firms.

Conflicts of Interest

DuPont Capital provides advisory services to other clients that invest in securities of the same type in which the Fund invests, and the portfolio manager provides portfolio management services to other accounts using a substantially similar investment strategy as the Fund. The side-by-side management of these accounts with the Fund may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. DuPont Capital is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. DuPont Capital attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Ownership in the Fund

Mr. Zaman does not own shares of the subadvised Fund.

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The following paragraph is added on page 70 of the SAI after the fourth paragraph:

Thrivent Asset Mgt. pays DuPont Capital an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable is equal to 0.72% of the first $50 million of Thrivent Partner Worldwide Allocation Fund’s average daily net assets managed by DuPont Capital; and 0.68% of all of the Fund’s average daily net assets managed by DuPont Capital in excess of $50 million. For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio, a series of Thrivent Series Fund, Inc., and Thrivent Partner Emerging Markets Equity Fund, a series of Thrivent Mutual Funds that is proposed to be launched on or about August 31, 2012, and managed by subadviser will be included in determining average daily net assets.

The date of this Supplement is June 28, 2012

Please include this Supplement with your SAI

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